Exhibit 99.2

Platinum Underwriters Holdings, Ltd.

Financial Supplement
March 31, 2014

(UNAUDITED)

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum
Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K.

Waterloo House
100 Pitts Bay Road
Pembroke, HM 08
Bermuda

Kenneth A. Kurtzman – Investor Relations
Tel: (203) 252-5833
Email: kkurtzman@platinumre.com
Website: www.platinumre.com

Platinum Underwriters Holdings, Ltd.

Basis of Presentation and Non-GAAP Financial Measures:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2013.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP).  Such measures, including operating income or loss (page 11), book value per common share and fully converted book value per common share (page 13) and underwriting income or loss and related underwriting ratios (pages 14-17), are referred to as non-GAAP measures.  These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our estimated liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P financial strength ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; the availability and cost of collateral arrangements in order to provide reinsurance; the effect on our business of the cyclicality of the property and casualty reinsurance business; the effect on our business of the highly competitive nature of the property and casualty reinsurance industry, including the effect of new entrants to the industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of retrocessional reinsurance on acceptable terms; foreign currency exchange rate fluctuations; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; our need to make many estimates and judgments in the preparation of our financial statements; the limitations placed on our financial and operational flexibility by the representations, warranties and covenants in our debt and credit facilities; our ability to retain key executives and attract and retain additional qualified personnel in the future; the effect of technology breaches or failures on our business; the performance of our investment portfolio; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences under certain circumstances; the risk that U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; the risk that holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the possibility that we may become subject to taxes in Bermuda; the effect of income, premium or other taxes on Platinum Underwriters Holdings, Ltd. or its subsidiaries by other jurisdictions; the effect on our business of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the uncertain impact on our business of the Dodd–Frank Wall Street Reform and Consumer Protection Act of 2010; the non-compliance with laws, regulations and taxation on transactions with international counter-parties; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries to meet its obligations; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of us. The foregoing factors should not be construed as exhaustive. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.  For a detailed discussion of our risk factors, refer to Item 1A, "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2013.

Platinum Underwriters Holdings, Ltd.

Platinum Underwriters Holdings, Ltd.
Financial Highlights
March 31, 2014 and 2013
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2014	2013
Highlights
Net premiums written	$135,777	$134,765
Net premiums earned	126,273	126,853
Underwriting income (1)	59,373	69,248
Net investment income	17,692	18,544
Net operating income (2)	64,119	74,914
Net realized gains (losses) on investments	(515)	13,318
Net impairment losses on investments	(88)	(421)
Net income	$63,735	$86,516

Total assets	$3,885,351	$4,269,308
Investments and cash and cash equivalents	3,452,759	3,883,146
Total shareholders' equity	1,759,943	1,912,666
Unpaid losses and loss adjustment expenses	$1,604,762	$1,862,278

Per share data
Common shares outstanding - end of period	26,933	31,757
Weighted average common shares outstanding - basic	27,765	32,373
Adjusted weighted average common shares outstanding - diluted	28,109	32,838
Basic earnings per common share	$2.30	$2.67
Diluted earnings per common share	2.27	2.63
Operating income per common share - diluted (2)	2.28	2.28
Dividends per common share	0.08	0.08
Book value per common share (3)	65.35	60.23
Fully converted book value per common share (3)	$63.87	$58.76

(1)	See reconciliation of underwriting income on pages 14-17.
(2)	See computation of net operating income and net operating income per diluted common share on page 11.
(3)	See computation of book value per common share and fully converted book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Assets
Investments:
Fixed maturity securities	$1,986,320	$1,961,265	$1,937,984	$1,920,710	$1,992,457
Short-term investments	53,469	66,679	73,635	77,636	104,443
Cash and cash equivalents	1,412,970	1,464,418	1,565,405	1,609,461	1,786,246
Accrued investment income	22,112	20,026	20,451	19,805	22,995
Reinsurance premiums receivable	142,643	138,454	133,769	133,360	124,590
Reinsurance balances (prepaid and recoverable)	2,687	2,089	8,645	5,464	4,701
Funds held by ceding companies	117,428	119,241	118,983	119,445	115,915
Deferred acquisition costs	33,213	31,103	32,378	30,173	28,789
Reinsurance deposit assets	81,004	79,303	78,179	76,948	52,088
Other assets	33,505	41,307	39,830	54,900	37,084
Total assets	$3,885,351	$3,923,885	$4,009,259	$4,047,902	$4,269,308

Liabilities
Unpaid losses and loss adjustment expenses	$1,604,762	$1,671,365	$1,758,056	$1,793,087	$1,862,278
Unearned premiums	136,272	126,300	130,488	123,590	119,537
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	79,748	78,791	75,018	72,994	67,667
Other liabilities	54,626	50,722	96,767	61,685	57,160
Total liabilities	$2,125,408	$2,177,178	$2,310,329	$2,301,356	$2,356,642

Shareholders' Equity
Common shares	$269	$281	$279	$293	$318
Additional paid-in capital	-	10,711	-	3,817	150,693
Accumulated other comprehensive income	74,559	48,084	57,390	64,367	131,103
Retained earnings	1,685,115	1,687,631	1,641,261	1,678,069	1,630,552
Total shareholders' equity	$1,759,943	$1,746,707	$1,698,930	$1,746,546	$1,912,666

Total liabilities and shareholders' equity	$3,885,351	$3,923,885	$4,009,259	$4,047,902	$4,269,308

Book value per common share (1)	$65.35	$62.07	$60.87	$59.67	$60.23
Fully converted book value per common share (1)	$63.87	$60.64	$59.26	$58.28	$58.76

(1)
Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G. See computation of book value per common share and fully converted book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2014	2013
Revenue
Net premiums earned	$126,273	$126,853
Net investment income	17,692	18,544
Net realized gains (losses) on investments	(515)	13,318
Net impairment losses on investments	(88)	(421)
Other income	1,517	1,392
Total revenue	144,879	159,686

Expenses
Net losses and loss adjustment expenses	26,509	13,998
Net acquisition expenses	27,501	30,219
Operating expenses	18,283	19,305
Net foreign currency exchange losses (gains)	(187)	(220)
Interest expense	4,786	4,779
Total expenses	76,892	68,081
Income before income taxes	67,987	91,605
Income tax expense	4,252	5,089
Net income	$63,735	$86,516

Earnings Per Common Share
Weighted average common shares outstanding	27,765	32,373
Basic earnings per common share	$2.30	$2.67

Adjusted weighted average common shares outstanding	28,109	32,838
Diluted earnings per common share	$2.27	$2.63

Comprehensive income
Net income	$63,735	$86,516
Other comprehensive income (loss)	26,475	(6,587)
Comprehensive income	$90,210	$79,929

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Revenue
Net premiums earned	$126,273	$148,267	$135,360	$142,933	$126,853
Net investment income	17,692	17,936	17,758	17,808	18,544
Net realized gains (losses) on investments	(515)	(778)	(306)	11,686	13,318
Net impairment losses on investments	(88)	(31)	(65)	(1,516)	(421)
Other income (expense)	1,517	974	1,426	(315)	1,392
Total revenue	144,879	166,368	154,173	170,596	159,686

Expenses
Net losses and loss adjustment expenses	26,509	46,639	44,142	62,667	13,998
Net acquisition expenses	27,501	32,560	30,675	30,313	30,219
Operating expenses	18,283	23,019	20,672	19,718	19,305
Net foreign currency exchange losses (gains)	(187)	358	487	(859)	(220)
Interest expense	4,786	4,784	4,782	4,780	4,779
Total expenses	76,892	107,360	100,758	116,619	68,081
Income before income taxes	67,987	59,008	53,415	53,977	91,605
Income tax expense	4,252	10,385	15,130	4,123	5,089
Net income	$63,735	$48,623	$38,285	$49,854	$86,516

Earnings Per Common Share
Weighted average common shares outstanding	27,765	28,097	28,655	30,571	32,373
Basic earnings per common share	$2.30	$1.73	$1.34	$1.63	$2.67

Adjusted weighted average common shares outstanding	28,109	28,492	29,065	30,970	32,838
Diluted earnings per common share	$2.27	$1.71	$1.32	$1.61	$2.63

Comprehensive income (loss)
Net income	$63,735	$48,623	$38,285	$49,854	$86,516
Other comprehensive income (loss)	26,475	(9,306)	(6,977)	(66,736)	(6,587)
Comprehensive income (loss)	$90,210	$39,317	$31,308	$(16,882)	$79,929

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2014	2013
Earnings
Basic and Diluted
Net income attributable to common shareholders	$63,735	$86,516
Portion allocated to participating common shareholders (1)	-	(189)
Net income allocated to common shareholders	$63,735	$86,327

Common Shares
Basic
Weighted average common shares outstanding	27,765	32,373
Diluted
Weighted average common shares outstanding	27,765	32,373
Effect of dilutive securities:
Common share options	51	219
Restricted share units	293	246
Adjusted weighted average common shares outstanding	28,109	32,838

Earnings Per Common Share
Basic earnings per common share	$2.30	$2.67
Diluted earnings per common share	$2.27	$2.63

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plan that are considered to be participating securities. All outstanding restricted shares vested in July 2013.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Earnings
Basic and Diluted
Net income attributable to common shareholders	$63,735	$48,623	$38,285	$49,854	$86,516
Portion allocated to participating common shareholders (1)	-	-	(26)	(113)	(189)
Net income allocated to common shareholders	$63,735	$48,623	$38,259	$49,741	$86,327

Common Shares
Basic
Weighted average common shares outstanding	27,765	28,097	28,655	30,571	32,373
Diluted
Weighted average common shares outstanding	27,765	28,097	28,655	30,571	32,373
Effect of dilutive securities:
Common share options	51	71	131	155	219
Restricted share units	293	324	279	244	246
Adjusted weighted average common shares outstanding	28,109	28,492	29,065	30,970	32,838

Earnings Per Common Share
Basic earnings per common share	$2.30	$1.73	$1.34	$1.63	$2.67
Diluted earnings per common share	$2.27	$1.71	$1.32	$1.61	$2.63

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plan that are considered to be participating securities. All outstanding restricted shares vested in July 2013.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended March 31,
	2014	2013
Net cash provided by (used in) operating activities	$6,266	$(12,558)

Net cash provided by (used in) investing activities	18,220	146,734

Net cash provided by (used in) financing activities	(77,717)	(63,514)

Effect of foreign currency exchange rate changes	1,783	(4,811)

Net increase (decrease) in cash and cash equivalents	$(51,448)	$65,851

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Net cash provided by (used in) operating activities	$6,266	$(42,464)	$35,015	$(36,555)	$(12,558)

Net cash provided by (used in) investing activities	18,220	(62,878)	(4,036)	18,716	146,734

Net cash provided by (used in) financing activities	(77,717)	6,209	(79,551)	(151,496)	(63,514)

Effect of foreign currency exchange rate changes	1,783	(1,854)	4,516	(7,450)	(4,811)

Net increase (decrease) in cash and cash equivalents	$(51,448)	$(100,987)	$(44,056)	$(176,785)	$65,851

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income and Net Operating Income Per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended
	March 31,
	2014	2013
Net income attributable to common shareholders	$63,735	$86,516
Portion allocated to participating common shareholders (1)	-	(189)
Net income allocated to common shareholders	$63,735	$86,327

Adjustments for:
Net realized (gains) losses on investments, net of tax	$515	$(11,623)
Net impairment losses on investments, net of tax	88	388
Net foreign currency exchange losses (gains), net of tax	(219)	(178)
Net operating income (2)	$64,119	$74,914

Per diluted common share:
Net income	$2.27	$2.63
Adjustments for:
Net realized (gains) losses on investments	0.02	(0.35)
Net impairment losses on investments	-	0.01
Net foreign currency exchange losses (gains)	(0.01)	(0.01)
Net operating income per diluted common share (3)	$2.28	$2.28

Adjusted weighted average common shares outstanding - diluted	28,109	32,838

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plan that are considered to be participating securities. All outstanding restricted shares vested in July 2013.

(2)
Net operating income is a non-GAAP measure as defined by Regulation G and represents net income after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign currency exchange gains and losses.

(3)	Net operating income per diluted common share is also a non-GAAP measure and is calculated by dividing net operating income by diluted weighted average shares outstanding for the period.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Key Ratios
Combined ratio (%)	53.0%	63.5%	65.5%	74.4%	45.4%
Investable assets to shareholders' equity ratio	2.0:1	2.0:1	2.1:1	2.1:1	2.0:1
Debt to total capital (%)	12.4%	12.5%	12.8%	12.5%	11.6%
Net premiums written (annualized) to shareholders' equity	0.31	0.34	0.32	0.34	0.28

Share Data
Book value per common share (1)	$65.35	$62.07	$60.87	$59.67	$60.23
Common shares outstanding (000's)	26,933	28,143	27,910	29,268	31,757

Market Price Per Common Share
High	$61.05	$63.60	$61.06	$59.50	$56.34
Low	55.03	57.84	56.63	54.06	46.24
Close	$60.10	$61.28	$59.73	$57.22	$55.81

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A-	A-	A-	A-	A-
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	124	124	123	124	125

(1)	See computation of book value per common share on page 13.

Platinum Underwriters Holdings, Ltd.
Book Value and Fully Converted Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Market price per share at period end	$60.10	$61.28	$59.73	$57.22	$55.81

Shareholders' equity	$1,759,943	$1,746,707	$1,698,930	$1,746,546	$1,912,666
Add: Proceeds from exercise of share options	4,994	4,994	13,225	13,539	20,303
Shareholders' equity - diluted	$1,764,937	$1,751,701	$1,712,155	$1,760,085	$1,932,969

Basic common shares outstanding	26,933	28,143	27,910	29,268	31,757
Add: Common share options (1)	148	148	388	397	604
Add: Restricted share units	553	598	596	535	536
Diluted common shares outstanding	27,634	28,889	28,894	30,200	32,897

Book value per common share (2)
Book value per common share	$65.35	$62.07	$60.87	$59.67	$60.23
Fully converted book value per common share	$63.87	$60.64	$59.26	$58.28	$58.76

(1)	Options with a price below the market price per share at period end.
(2)	Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

Platinum Underwriters Holdings, Ltd.
Operating Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2014				Three Months Ended March 31, 2013
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$57,745	$71,674	$6,358	$135,777	$59,427	$70,844	$4,494	$134,765
Net premiums earned	53,192	65,717	7,364	126,273	51,852	70,795	4,206	126,853
Net losses and loss adjustment expenses	5,610	14,960	5,939	26,509	(14,205)	29,643	(1,440)	13,998
Net acquisition expenses	10,043	15,642	1,816	27,501	8,227	16,249	5,743	30,219
Other underwriting expenses	7,370	5,228	292	12,890	7,332	5,723	333	13,388
Segment underwriting income (loss)*	$30,169	$29,887	$(683)	59,373	$50,498	$19,180	$(430)	69,248

Net investment income				17,692				18,544
Net realized gains (losses) on investments				(515)				13,318
Net impairment losses on investments				(88)				(421)
Other income				1,517				1,392
Corporate expenses not allocated to segments				(5,393)				(5,917)
Net foreign currency exchange (losses) gains				187				220
Interest expense				(4,786)				(4,779)
Income before income taxes				$67,987				$91,605

Underwriting ratios:*
Net loss and loss adjustment expense	10.5%	22.8%	80.6%	21.0%	(27.4%)	41.9%	(34.2%)	11.0%
Net acquisition expense	18.9%	23.8%	24.7%	21.8%	15.9%	23.0%	136.5%	23.8%
Other underwriting expense	13.9%	8.0%	4.0%	10.2%	14.1%	8.1%	7.9%	10.6%
Combined	43.3%	54.6%	109.3%	53.0%	2.6%	73.0%	110.2%	45.4%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	10.5%	22.8%	80.6%	21.0%	(27.4%)	41.9%	(34.2%)	11.0%
Net acquisition expense	18.5%	24.0%	26.8%	21.8%	15.4%	22.7%	127.7%	23.0%
Other underwriting expense	12.8%	7.3%	4.6%	9.5%	12.3%	8.1%	7.4%	9.9%
Combined	41.8%	54.1%	112.0%	52.3%	0.3%	72.7%	100.9%	43.9%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Net premiums written	$57,745	$53,561	$59,169	$57,350	$59,427
Net premiums earned	53,192	56,199	55,127	58,832	51,852
Net losses and loss adjustment expenses	5,610	(1,005)	28,339	21,292	(14,205)
Net acquisition expenses	10,043	10,718	9,699	9,698	8,227
Other underwriting expenses	7,370	8,405	7,747	7,414	7,332
Segment underwriting income*	$30,169	$38,081	$9,342	$20,428	$50,498

Underwriting ratios:*
Net loss and loss adjustment expense	10.5%	(1.8%)	51.4%	36.2%	(27.4%)
Net acquisition expense	18.9%	19.1%	17.6%	16.5%	15.9%
Other underwriting expense	13.9%	15.0%	14.1%	12.6%	14.1%
Combined	43.3%	32.3%	83.1%	65.3%	2.6%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	10.5%	(1.8%)	51.4%	36.2%	(27.4%)
Net acquisition expense	18.5%	16.8%	20.6%	17.3%	15.4%
Other underwriting expense	12.8%	15.7%	13.1%	12.9%	12.3%
Combined	41.8%	30.7%	85.1%	66.4%	0.3%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Net premiums written	$71,674	$75,121	$69,992	$79,711	$70,844
Net premiums earned	65,717	78,921	72,543	75,629	70,795
Net losses and loss adjustment expenses	14,960	40,645	10,242	35,358	29,643
Net acquisition expenses	15,642	18,264	19,067	18,068	16,249
Other underwriting expenses	5,228	6,029	5,727	5,670	5,723
Segment underwriting income*	$29,887	$13,983	$37,507	$16,533	$19,180

Underwriting ratios:*
Net loss and loss adjustment expense	22.8%	51.5%	14.1%	46.8%	41.9%
Net acquisition expense	23.8%	23.1%	26.3%	23.9%	23.0%
Other underwriting expense	8.0%	7.6%	7.9%	7.5%	8.1%
Combined	54.6%	82.2%	48.3%	78.2%	73.0%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	22.8%	51.5%	14.1%	46.8%	41.9%
Net acquisition expense	24.0%	23.1%	26.5%	23.9%	22.7%
Other underwriting expense	7.3%	8.0%	8.2%	7.1%	8.1%
Combined	54.1%	82.6%	48.8%	77.8%	72.7%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment – by Quarter
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2013	2013	2013	2013
Net premiums written	$6,358	$19,406	$8,737	$9,309	$4,494
Net premiums earned	7,364	13,147	7,690	8,472	4,206
Net losses and loss adjustment expenses	5,939	6,999	5,561	6,017	(1,440)
Net acquisition expenses	1,816	3,578	1,909	2,547	5,743
Other underwriting expenses	292	437	342	327	333
Segment underwriting income (loss)*	$(683)	$2,133	$(122)	$(419)	$(430)

Underwriting ratios:*
Net loss and loss adjustment expense	80.6%	53.2%	72.3%	71.0%	(34.2%)
Net acquisition expense	24.7%	27.2%	24.8%	30.1%	136.5%
Other underwriting expense	4.0%	3.3%	4.4%	3.9%	7.9%
Combined	109.3%	83.7%	101.5%	105.0%	110.2%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	80.6%	53.2%	72.3%	71.0%	(34.2%)
Net acquisition expense	26.8%	25.1%	23.4%	28.7%	127.7%
Other underwriting expense	4.6%	2.3%	3.9%	3.5%	7.4%
Combined	112.0%	80.6%	99.6%	103.2%	100.9%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)

	Three Months Ended
	March 31,
	2014	2013
Property and Marine
Excess-of-Loss	$41,082	$48,083
Proportional	16,663	11,344
Subtotal Property and Marine	57,745	59,427
Casualty
Excess-of-Loss	59,330	55,356
Proportional	12,344	15,488
Subtotal Casualty	71,674	70,844
Finite Risk
Excess-of-Loss	(7)	-
Proportional	6,365	4,494
Subtotal Finite Risk	6,358	4,494
Combined Segments
Excess-of-Loss	100,405	103,439
Proportional	35,372	31,326
Total	$135,777	$134,765

	Three Months Ended
	March 31,
	2014	2013
Property and Marine
United States	$34,270	$32,105
International	23,475	27,322
Subtotal Property and Marine	57,745	59,427
Casualty
United States	64,016	64,792
International	7,658	6,052
Subtotal Casualty	71,674	70,844
Finite Risk
United States	6,358	4,494
International	-	-
Subtotal Finite Risk	6,358	4,494
Combined Segments
United States	104,644	101,391
International	31,133	33,374
Total	$135,777	$134,765

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2014			Three Months Ended March 31, 2013
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$9,613	$9,613	$8,953	$4,238	$4,238	$4,334
North American Property Catastrophe	17,171	17,171	16,821	18,134	18,134	18,140
North American Property Risk	6,866	6,866	6,947	7,520	7,470	7,358
Other Property, including Crop	1,734	1,734	1,774	3,106	3,106	3,027
Marine / Aviation Proportional	2,128	2,128	2,457	1,923	1,923	1,182
Marine / Aviation Excess	921	921	865	533	533	557
International Property Proportional	4,335	4,335	4,259	4,302	4,302	4,062
International Property Catastrophe	14,581	13,057	9,351	17,152	17,152	10,785
International Property Risk	1,920	1,920	1,765	2,569	2,569	2,407
Subtotal	59,269	57,745	53,192	59,477	59,427	51,852

Casualty
1st Dollar GL	289	289	1,224	1,719	1,719	1,838
1st Dollar Other	1,607	1,607	2,022	4,313	4,313	4,072
Casualty Excess	42,361	42,361	37,082	42,408	42,408	42,884
Accident & Health	17,847	16,869	13,553	13,665	13,256	12,766
Clash	1,643	1,643	1,618	1,962	1,962	1,822
International Casualty	5,167	5,167	6,306	2,792	2,792	2,889
International Motor	520	520	446	656	656	539
Financial Lines	3,218	3,218	3,466	3,738	3,738	3,985
Subtotal	72,652	71,674	65,717	71,253	70,844	70,795

Finite Risk
Finite Property	(7)	(7)	(7)	-	-	-
Finite Casualty	6,365	6,365	7,371	4,494	4,494	4,206
Subtotal	6,358	6,358	7,364	4,494	4,494	4,206

Total	$138,279	$135,777	$126,273	$135,224	$134,765	$126,853

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	March 31, 2014			December 31, 2013
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield
Fixed maturity available-for-sale securities:
U.S. Government	$4,724	2.8%	0.3%	$4,765	2.8%	0.3%
U.S. Government agencies	81,909	2.9%	2.8%	51,122	2.7%	3.0%
Municipal bonds	1,275,585	3.8%	2.4%	1,269,247	3.8%	2.7%
Non-U.S. governments	40,501	1.2%	0.6%	40,514	1.2%	0.6%
Corporate bonds	228,414	4.2%	3.4%	227,235	4.3%	3.7%
Commercial mortgage-backed securities	71,154	5.9%	2.5%	77,491	5.7%	2.3%
Residential mortgage-backed securities	162,741	1.5%	1.2%	169,965	1.5%	1.3%
Asset-backed securities	18,164	4.8%	2.7%	17,531	4.9%	2.4%
Total fixed maturity available-for-sale securities	$1,883,192	3.6%	2.4%	$1,857,870	3.6%	2.6%

Fixed maturity trading securities:
Non-U.S. governments	$103,128	3.5%	0.5%	$103,395	3.5%	0.6%
Total fixed maturity trading securities	$103,128	3.5%	0.5%	$103,395	3.5%	0.6%

Short-term investments	$53,469	2.7%	2.7%	$66,679	2.4%	2.4%

	March 31, 2014			December 31, 2013
Credit quality of investments*	Fair Value	% of Total		Fair Value	% of Total
Aaa	$603,201	29.6%		$628,265	31.0%
Aa	857,063	42.0%		806,282	39.8%
A	355,069	17.4%		359,803	17.7%
Baa	189,844	9.3%		200,437	9.9%
Below investment grade	34,612	1.7%		33,157	1.6%
Total	$2,039,789	100.0%		$2,027,944	100.0%

Portfolio information**
Investable Assets	$3.5 billion			$3.5 billion
Credit Quality	Aa2			Aa2
Book Yield	2.1%			2.1%
Duration	2.6 yrs			2.6 yrs

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of March 31, 2014, there were approximately $13.0 million and $4.5 million of municipal bonds for which ratings of “Aa” and “A”, respectively, included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” and “Baa”, respectively, without the existence of such guarantees.

**	Our portfolio includes investments, cash and cash equivalents, accrued investment income and net balances due to and from brokers.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Fixed Maturity Available-for-Sale Securities Detail
($ in thousands)

	March 31, 2014
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Fixed maturity available-for-sale securities:
U.S. Government	$4,724	$180	Aaa	1.5
U.S. Government agencies	81,909	502	Aaa	6.1
Municipal bonds:
State general obligation bonds	891,557	51,005	Aa2	5.6
Essential service bonds*	189,200	9,037	Aa3	3.9
State income tax and sales tax bonds	70,464	5,939	Aa2	6.4
Other municipal bonds	68,906	2,419	Aa2	4.5
Pre-refunded bonds	55,458	2,938	Aa2	1.7
Subtotal	1,275,585	71,338	Aa2	5.2
Non-U.S. governments	40,501	526	Aa1	1.1
Corporate bonds:
Industrial	147,857	4,389	Baa2	5.3
Utilities	58,606	1,290	A3	6.2
Insurance	21,951	2,004	Baa2	6.2
Subtotal	228,414	7,683	Baa1	5.6
Commercial mortgage-backed securities	71,154	4,593	A1	1.9	2.1
Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	146,770	942	Aaa	1.5	5.9
Non-agency residential mortgage-backed securities	15,971	(308)	Caa2	1.1	6.7
Subtotal	162,741	634	Aa2	1.4	6.0
Asset-backed securities:
Asset-backed securities	13,375	(225)	Aaa	-	5.2
Sub-prime asset-backed securities	4,789	2,203	C	0.2	10.1
Subtotal	18,164	1,978	A2	0.1	6.5
Total	$1,883,192	$87,434	Aa3	4.7

*	Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	March 31, 2014
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 20 Holdings
American Electric Power Company, Inc.	$12,500	$12,904	$417	A3
Mattel, Inc.	10,000	10,512	410	Baa1
Entergy Corporation	9,800	9,964	160	A3
Anglo American plc	8,000	9,395	484	Baa2
FirstEnergy Corp.	7,000	7,520	522	Baa2
Loews Corporation	6,000	7,260	1,251	Baa2
Teck Resources Limited	6,750	6,791	70	Baa2
Southern Company	6,625	6,431	(185)	A3
Newmont Mining Corporation	7,000	6,350	(607)	Baa1
ArcelorMittal	5,000	6,343	359	Ba1
Hess Corporation	5,000	6,201	493	Baa2
Northeast Utilities	5,700	5,848	(29)	A3
Southwestern Energy Company	5,300	5,439	127	Baa3
Grupo Mexico, S.A.B de C.V.	5,000	5,397	379	Baa2
Berkshire Hathaway Inc.	5,375	5,374	3	A1
Joy Global Inc.	5,000	5,321	293	Baa2
Lowe’s Companies, Inc.	5,000	5,268	250	A3
Noble Energy, Inc.	5,000	5,257	240	Baa2
Encana Corporation	5,000	5,127	120	Baa2
FMC Corporation	$5,000	$5,103	$112	Baa1

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	March 31, 2014
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Exposures by Jurisdiction
Pennsylvania	$131,911	$145,614	$8,328	Aa2
Illinois	122,500	128,712	4,553	A3
Connecticut	99,620	105,921	5,067	Aa3
California	90,235	103,044	10,009	A1
Massachusetts	72,425	77,124	3,760	Aa2
Texas	70,075	76,461	4,710	Aaa
Maryland	46,180	53,302	1,815	Aaa
New Jersey	48,675	50,946	131	A2
New York	44,500	48,775	4,138	Aa2
Mississippi	$42,905	$45,007	$1,519	Aa2

	March 31, 2014
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of Pennsylvania	$96,700	$107,941	$6,471	Aa2
State of Illinois	102,000	107,524	3,976	A3
State of Connecticut	99,620	105,921	5,067	Aa3
State of California	88,235	100,935	9,917	A1
State of Massachusetts	59,010	62,458	2,509	Aa1
State of Texas	50,145	55,347	3,441	Aaa
State of Maryland	38,180	45,040	1,580	Aaa
State of Mississippi	42,905	45,007	1,519	Aa2
State of Hawaii	35,000	40,383	5,271	Aa2
State of Arkansas	$30,000	$33,994	$964	Aa1

	March 31, 2014
	Fair Value	% of Total
Credit quality of municipal bond portfolio*
Aaa	$209,733	16.4%
Aa	753,425	59.1%
A	303,515	23.8%
Baa	7,829	0.6%
Below investment grade	1,083	0.1%
Total	$1,275,585	100.0%

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities. As of March 31, 2014, there were approximately $13.0 million and $4.5 million of municipal bonds for which ratings of “Aa” and “A”, respectively, included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” and “Baa”, respectively, without the existence of such guarantees.

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended
	March 31,
	2014	2013
Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$(515)	$8,474
Subsidiaries domiciled in the United States	-	4,844
Total	$(515)	$13,318

Net realized gains (losses) on investments by type:
Sale of securities	$-	$14,276
Fair value adjustments on trading securities	(515)	(958)
Total	$(515)	$13,318

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$88	$328
Subsidiaries domiciled in the United States	-	93
Total	$88	$421

Net impairment losses on investments by type of security:
Non-agency residential mortgage-backed securities	$88	$336
Sub-prime asset-backed securities	-	85
Total	$88	$421

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Three Months Ended March 31, 2014				Twelve Months Ended December 31, 2013
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$97,923	$-	$97,923	369.4%	$444,890	$(476)	$445,366	266.0%
Change in unpaid losses and loss adjustment expenses	(71,160)	254	(71,414)		(280,325)	(2,405)	(277,920)
Losses and loss adjustment expenses	$26,763	$254	$26,509		$164,565	$(2,881)	$167,446

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of March 31, 2014 (1)				As of December 31, 2013 (2)
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$673,794	$1,001	$672,793	42.0%	$683,430	$1,001	$682,429	40.9%
Incurred but not reported	930,968	446	930,522	58.0%	987,935	193	987,742	59.1%
Unpaid losses and loss adjustment expenses	$1,604,762	$1,447	$1,603,315	100.0%	$1,671,365	$1,194	$1,670,171	100.0%

(1)	Net unpaid losses and loss adjustment expenses include the effects of foreign currency exchange rate losses of $4,558 for the three months ended March 31, 2014.
(2)	Net unpaid losses and loss adjustment expenses include the effects of foreign currency exchange rate gains of $9,594 for the twelve months ended December 31, 2013.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in thousands)

	Three Months Ended March 31, 2014				Three Months Ended March 31, 2013
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$4,118	$32,603	$(239)	$36,482	$14,504	$23,583	$4,862	$42,949
Net premium adjustments related to prior years' losses	10	863	-	873	53	124	-	177
Net commission adjustments related to prior years' losses	125	119	(378)	(134)	170	673	(4,886)	(4,043)
Net favorable (unfavorable) development	4,253	33,585	(617)	37,221	14,727	24,380	(24)	39,083

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	9,746	-	20	9,766	17,089	29	-	17,118
Net premium adjustments related to prior years' losses	(12)	-	(7)	(19)	(1,680)	-	-	(1,680)
Net commission adjustments related to prior years' losses	(4)	-	-	(4)	(23)	-	-	(23)
Net favorable (unfavorable) development	9,730	-	13	9,743	15,386	29	-	15,415

Total net favorable (unfavorable) development	$13,983	$33,585	$(604)	$46,964	$30,113	$24,409	$(24)	$54,498

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of April 1, 2014
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane	$97	$95	$194	$181	$236	$220
United States	Earthquake	28	28	110	110	151	151
Pan-European	Windstorm	55	55	135	135	163	163
Japanese	Earthquake	8	8	144	144	174	174
Japanese	Typhoon	14	14	65	65	75	75
Canadian	Earthquake	$-	$-	$33	$33	$56	$56

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are net of reinstatement premiums but before income tax.  Net loss estimates are net of reinstatement premiums and net of retrocessional recoveries but before income tax.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.